INVESTOR PRESENTATION

September 2012

Krispy Kreme DOUGHNUTS

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 29, 2012. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


Krispy Kreme

MISSION: To touch and enhance lives through the joy that is Krispy Kreme

VISION: To be the worldwide leader in sharing delicious tastes and creating joyful memories

Overview

- 75 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with much larger names
- 711 stores in 21 countries
  - 93 Company-owned shops
  - 141 domestic franchise locations
  - 477 international franchise stores
- Making money and growing around the world


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Around the World

- Australia - 19
- Bahrain - 2
- Canada - 6
- China - 3
- Dominican Republic - 2
- Indonesia - 12
- Japan - 37
- Kuwait - 18
- Lebanon - 9
- Malaysia - 8
- Mexico - 77
- Philippines - 34
- Puerto Rico - 4
- Qatar - 2
- Saudi Arabia - 92
- South Korea - 60
- Thailand - 5
- Turkey - 14
- UAE - 21
- United Kingdom - 52
- United States - 234

711 stores in 21 countries

How We Plan to Grow

- International
  - Build on momentum in new and existing markets
- Domestic
  - Pick up the pace of expansion
  - Grow both Company and franchised units
  - Expand traffic and average unit volumes by leveraging recent research findings



International Store Count



GOAL
900
460
417
358
298
204
123
68
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY17E

International – Path to the Goal

Current store count	477
Gap to goal	423
FY17 goal	900

Existing contracts provide for approximately 390 new international stores through FY19



International Growth

Major expansion areas through FY19

Market	
Brazil Russia* India* Europe South America Central America	New markets
Japan* Mexico* U. K.* Thailand* China* Others*	Existing markets


Krispy Kreme
DOUGHNUTS
DONAS Y CAFÉ

*development agreements already in place

Domestic Store Count



400+
GOAL
400
300
200
100
0
334
272
245
225
224
229
234
Inflection point – return to growth
127
107
100
93
83
85
92
207
165
145
132
141
144
142
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY17E
Total
Company
Domestic Franchise

Domestic Unit Growth Plan

- Company expansion in the southeast, focusing on small, retail-only shops
  - Foundational work on unit economics largely completed, but subject to continuous refinement
  - Expect to build 5-10 Company shops annually, but may accelerate pace


KK

Domestic Unit Growth Plan

Krispy Kreme DOUGHNUTS

- Expansion through franchising outside the southeast
  - Completing franchise development plans and adding resources to execute
  - Existing franchisees continue to expand, both in the southeast and elsewhere



Foundational Work For Domestic Growth



Foundational Work for Domestic Growth


Tangible/
Physical
Focused Action
Emotional/
Consumer Desires
• Business Model
• Operations Excellence
• Food Cost Models
• Profitability
• Real Estate
• Labor Metrics
Menu
Strategy
Store Design/
Atmosphere
Experience
• Use Occasions
• Memories
• Craving
• Sharing
• Reward
• Differentiation

People just want an excuse to eat more Krispy Kreme Doughnuts

- Evidenced most recently by the success with our National Doughnut Day and our 75th Birthday
- Willing to eat doughnuts any time of day


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Krispy Kreme has the opportunity to redefine the doughnut experience

- Matching emotional occasions with physical opportunities
- Includes annual, weekly or even daily occasions
  - Holidays
  - Birthdays
  - Office Treats
  - After School
  - Events
  - Late Night Doughnut Runs



Consumers want more of what Krispy Kreme already is

- Original Glazed
- Hot Doughnuts
- Doughnut Variety
- Consistent Heritage
- Fun and Engaging
- An "Experience"



Krispy Kreme DOUGHNUTS

Krispy Kreme is highly emotional

- Emotional feelings more powerful than physical cravings
- Overdue respite / break in the day
- More about “desire” than “need”
- Personal reward
- “Good day” or “Bad day”
- Sharing with others


EAT
Krispy Kreme
DOUGHNUTS

Krispy Kreme is a “simple” brand



- Simple to understand
- Simple to use
- Simple to love
- Simple to communicate

Continuing to differentiate Krispy Kreme

- Increasing top-of-mind awareness through non-traditional marketing to current, lapsed and new users
- Expanding doughnut use occasions throughout the day *and* night
- Maximizing sales by leveraging volume
- Focusing upon doughnuts, dozens and drinks


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

- Enhancing the sensory and interactive experience
- Embracing how and why Krispy Kreme is different and accelerating in that direction

Company Same Store Sales



Driven by higher traffic
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-0.7%
3.5%
4.0%
5.2%
2.1%
5.4%
FY12 pricing lapped
FY09
FY10
FY11
FY12
FY13 Q1
FY13 Q2

Q2 FY13 Company Comps by Week



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
National Doughnut Day
Lift carryover
75th Birthday
Lift carryover
Week 14
Week 15
Week 16
Week 17
Week 18
Week 19
Week 20
Week 21
Week 22
Week 23
Week 24
Week 25
Week 26

Financials

Financial Performance

($ in millions, except EPS amounts)


$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
FY09
FY10
FY11
FY12*
FY13E*
6 months FY12*
6 months FY13*
Operating income
Net income
EPS

*FY12 and FY13 amounts are adjusted net income and adjusted EPS, which:

- Exclude $4.7MM after tax gain ($.06 per share) on sale of 30% interest in KK Mexico in FY12
- Include only cash taxes currently payable, consistent with FY09-FY11

Adjusted net income and adjusted EPS are non-GAAP measures. See important disclosures in the Appendix to this presentation.

Free Cash Flow



($ in millions)
$30
$25
$20
$15
$10
$5
$0
FY09
FY10
FY11
FY12
FY13E
6 months FY12
6 months FY13

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payment on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

Free Cash Flow

($ in millions)

	FY12	FY13E
Cash provided by operating activities	$34	$43
Scheduled debt payments	(2)	(2)
Capital expenditures	(12)	(17)
Free cash flow	20	24
Principal uses:		
Strengthen the balance sheet	20	—
Enhance shareholder returns	—	20

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payment on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

Enhancing Shareholder Returns

- Completed a $20 million share repurchase in the first half of fiscal 2013, purchasing 3,113,000 shares at an average price of $6.42 per share
- Company remains keenly interested in enhancing returns to shareholders

Drill Down On International Franchise Comps

International Same Store Sales

Krispy Kreme DOUGHNUTS


5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
0.9%
-1.9%
-1.4%
-6.9%
-9.7%
-12.0%
-18.4%
-18.7%
-22.7%
-37.3%
Tsunami in Japan in
Q1FY12 made Q1FY13
comp easier
FY10
FY11
FY12
FY13 Q1
FY13 Q2
Established markets
New markets

Stores open at least 57 weeks. Computed in constant dollars.

"Established markets" means countries in which Krispy Kreme first opened in fiscal 2006 or before.

International Same Store Sales

- Conclusions
  - Stores in established markets are approaching normalized comp levels, even as franchisees continue to open new shops
  - Stores in new markets are affected by waning honeymoon effects and expected cannibalization as markets develop
  - We expect comps in new markets to normalize and become positive as these markets become more established

Illustrative Case - Comps in Japan



0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-33.5%
-36.7%
-30.9%
-21.7%
-2.9%
-10.2%
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Stores opened FY10 and earlier
Comping against tsunami in Q1

Illustrative Case - Comps in Japan



0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
-33.5%
-36.7%
-30.9%
-21.7%
-2.9%
-10.2%
-58.5%
-63.6%
-53.5%
-51.4%
-40.4%
-46.0%
Stores opened FY10 and earlier
FY11 and later openings - comping against honeymoon
Comping against tsunami in Q1

Illustrative Case - Comps in Japan



0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13
-33.5%
-36.7%
-30.9%
-21.7%
-2.9%
-10.2%
-58.5%
-63.6%
-53.5%
-51.4%
-40.4%
-46.0%
Factory AUV $47K
Satellite AUV $41K
Stores opened FY10 and earlier
FY11 and later openings - comping against honeymoon
Factory AUV $79K
Satellite AUV $43K

Observations on Japan Comps

- Stores open > 2 ½ years
  - Still finding their sustained sales level
  - AUVs are very strong
- Stores opened in FY11 and later
  - Comps are negative due to blowout volumes in early quarters of operations
  - AUVs are very high and are expected to fall as stores mature
  - Sustained sales levels expected to be very good
- Franchisee has added 60 shops to its development commitments in the past 13 months

Conclusion

Krispy Kreme DOUGHNUTS

- Krispy Kreme is a unique and beloved brand
- International growth story is impressive and sustainable
- Stage is set for accelerated domestic growth and increased profitability
- Have the right strategies and management to drive growth
- Committed to executing on those strategies
- We expect years of continued profitable growth



Appendix

Adjusted Net Income and EPS

In the quarter ended January 29, 2012, the Company reversed $139.6 million of valuation allowances against deferred tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has the effect of increasing the provision for income taxes, and therefore decreasing net income, beginning in fiscal 2013. The reversal had no effect on the Company's cash payments for income taxes. This negative effect on earnings occurs because the reversal of the valuation allowances resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years. Absent the reversal of the valuation allowances, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, beginning in fiscal 2013, the Company's effective income tax rate, which in fiscal 2012 and earlier years bore little or no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

Because of the increase in the Company's effective income tax rate as described above, the Company's income tax expense in the first two quarters of fiscal 2013 is not comparable to income tax expense in the first two quarters of fiscal 2012. In addition, until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to substantially exceed the amount of cash income taxes payable by the Company, which are expected to remain insignificant for the foreseeable future.

In addition, in the second quarter of fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which are expected to be non-recurring, on the Company's results of operations, and to facilitate comparisons of fiscal 2013 results with the Company's results for the comparable periods of fiscal 2012. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. Adjusted net income and adjusted EPS reflect income tax expense only to the extent such expense is currently payable in cash. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

Adjusted Net Income and EPS

	Management's Earnings Guidance Year Ending February 3, 2013 From	To	Year Ended January 29, 2012
	(In thousands, except per share amounts)		
Net income, as reported	$ 15,000	$ 17,200	$ 166,269
Provision for deferred income taxes	10,200	12,000	(139,403)
Gain on sale of interest in KK Mexico			
(net of income taxes of $1,492)	-	-	(4,706)
Adjusted net income	$ 25,200	$ 29,200	$ 22,160
Adjusted earnings per common share:			
Basic	$ 0.37	$ 0.43	$ 0.32
Diluted	$ 0.36	$ 0.42	$ 0.31
Weighted average shares outstanding:			
Basic	67,600	67,600	69,145
Diluted	69,700	69,700	71,497